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Prospectus Supplement - December 6, 1996*

IDS Life Single Payment Market Value Annuity S-6401 G (4/96)

On the cover page of the prospectus, the telephone number for IDS
Life Insurance Company is revised to be: 800-437-0602.

On page 6, the first paragraph of the section titled "Application and Purchase Payment" is revised to state:

To apply for a Contract, you must complete an application and make a minimum purchase payment of $5,000. For individuals age 90 and younger, the maximum purchase payment is $1,000,000 without prior approval. This limit applies in total to all IDS Life annuities you own. If you purchase the Contract to fund a tax benefited plan, that plan's limit on contributions also will apply.

On page 6, the last sentence of the paragraph titled "Right to Cancel" is revised to state:

For revocation to be effective, mailing or delivery of notice of cancellation must be made in writing to our Home Office at the following address:

     IDS Life Insurance Company
     Attn: Transactions
     P.O. Box 534
     Minneapolis, MN 55440-0534

On Page 8, the first sentence of the first paragraph of the section titled "Partial Surrenders" is revised to state:

Unless we agree otherwise, the minimum amount you can surrender is $250.




















S-6401-1 A (10/96)
*Destroy April 30, 1997